                                                        Exhibit 99.5
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   --------------------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC.                         ACCRUAL BASIS
   --------------------------------------------------

   --------------------------------------------------
   CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
   --------------------------------------------------

   --------------------------------------------------
   JUDGE: BARBARA J. HOUSER
   --------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT RT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                       MONTH ENDING: SEPTEMBER 30, 2001


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF SHICH PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE  PARTY:

   /s/ Drew Keith                                             CHIEF FINANCIAL OFFICER
   -------------------------------------------------          ----------------------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                    TITLE

   DREW KEITH                                                               10/19/2001
   -------------------------------------------------          ----------------------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                                           DATE

   PREPARER:

   /s/ Kevin K. Craig                                         CONTROLLER, KITTY HAWK INC.
   -------------------------------------------------          ----------------------------------------------
   ORIGINAL SIGNATURE OF PREPARER                                             TITLE

   KEVIN K. CRAIG                                                           10/19/2001
   -------------------------------------------------          ----------------------------------------------
   PRINTED NAME OF PREPARER                                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

        ---------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC               ACCRUAL BASIS-1
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42145-BJH-11            02/13/95, RWD, 2/96
        ---------------------------------------

        ---------------------------------------
        COMPARATIVE BALANCE SHEET

        ------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE              MONTH             MONTH               MONTH
                                                                      ----------------------------------------------------------
        ASSETS                                      AMOUNT             JULY, 2001       AUGUST, 2001       SEPTEMBER, 2001
        ------------------------------------------------------------------------------------------------------------------------
        1.        UNRESTRICTED CASH                                      $    12,075        $    11,751           $    11,751
        ------------------------------------------------------------------------------------------------------------------------
        2.        RESTRICTED CASH                                        $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        3.        TOTAL CASH                         $          0        $    12,075        $    11,751           $    11,751
        ------------------------------------------------------------------------------------------------------------------------
        4.        ACCOUNTS RECEIVABLE (NET)          $ 41,314,895        $22,034,635        $20,636,684           $17,587,895
        ------------------------------------------------------------------------------------------------------------------------
        5.        INVENTORY                                              $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        6.        NOTES RECEIVABLE                                       $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        7.        PREPAID EXPENSES                   $     35,445        $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        8.        OTHER (ATTACH LIST)                $102,257,281        $20,551,297        $14,720,182           $10,694,153
        ------------------------------------------------------------------------------------------------------------------------
        9.        TOTAL CURRENT ASSETS               $143,607,621        $42,598,007        $35,368,617           $28,293,799
        ------------------------------------------------------------------------------------------------------------------------
        10.       PROPERTY, PLANT & EQUIPMENT        $  2,455,211        $ 4,716,415        $ 4,727,801           $ 4,735,271
        ------------------------------------------------------------------------------------------------------------------------
        11.       LESS: ACCUMULATED
                  DEPRECIATION / DEPLETION                               $ 2,806,509        $ 2,858,470           $ 2,906,556
        ------------------------------------------------------------------------------------------------------------------------
        12.       NET PROPERTY, PLANT &
                  EQUIPMENT                          $  2,455,211        $ 1,909,906        $ 1,869,331           $ 1,828,715
        ------------------------------------------------------------------------------------------------------------------------
        13.       DUE FROM INSIDERS                                      $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        14.       OTHER ASSETS - NET OF
                  AMORTIZATION (ATTACH LIST)                             $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        15.       OTHER (ATTACH LIST)                                    $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        16.       TOTAL ASSETS                       $146,062,832        $44,507,913        $37,237,948           $30,122,514
        ------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ------------------------------------------------------------------------------------------------------------------------
        17.       ACCOUNTS PAYABLE                                       $   956,496        $   686,094           $   427,856
        ------------------------------------------------------------------------------------------------------------------------
        18.       TAXES PAYABLE                                          $   684,532        $   749,994           $   285,852
        ------------------------------------------------------------------------------------------------------------------------
        19.       NOTES PAYABLE                                          $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        20.       PROFESSIONAL FEES                                      $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        21.       SECURED DEBT                                           $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        22.       OTHER (ATTACH LIST)                                    ($8,622,072)      ($12,797,618)         ($16,142,137)
        ------------------------------------------------------------------------------------------------------------------------
        23.       TOTAL POSTPETITION
                  LIABILITIES                                            ($6,981,044)      ($11,361,530)         ($15,428,429)
        ------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ------------------------------------------------------------------------------------------------------------------------
        24.       SECURED DEBT                                           $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        25.       PRIORITY DEBT                      $    496,687        $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        26.       UNSECURED DEBT                     $ 78,864,376        $ 5,092,400        $ 5,092,400           $ 5,092,400
        ------------------------------------------------------------------------------------------------------------------------
        27.       OTHER (ATTACH LIST)                                    $ 4,954,286        $ 4,954,286           $ 4,954,286
        ------------------------------------------------------------------------------------------------------------------------
        28.       TOTAL PREPETITION LIABILITIES      $ 79,361,063        $10,046,686        $10,046,686           $10,046,686
        ------------------------------------------------------------------------------------------------------------------------
        29.       TOTAL LIABILITIES                  $ 79,361,063        $ 3,065,642        ($1,314,844)          ($5,381,743)
        ------------------------------------------------------------------------------------------------------------------------
        EQUITY
        ------------------------------------------------------------------------------------------------------------------------
        30.       PREPETITION OWNERS' EQUITY                             $61,741,245        $61,741,245           $61,741,245
        ------------------------------------------------------------------------------------------------------------------------
        31.       POSTPETITION CUMULATIVE
                  PROFIT OR (LOSS)                                      ($20,298,974)      ($23,188,453)         ($26,236,988)
        ------------------------------------------------------------------------------------------------------------------------
        32.       DIRECT CHARGES TO EQUITY
                  (ATTACH EXPLANATION)                                   $         0        $         0           $         0
        ------------------------------------------------------------------------------------------------------------------------
        33.       TOTAL EQUITY                       $          0        $41,442,271        $38,552,792           $35,504,257
        ------------------------------------------------------------------------------------------------------------------------
        34.       TOTAL LIABILITIES &
                  OWNERS' EQUITY                     $ 79,361,063        $44,507,913        $37,237,948           $30,122,514
        ------------------------------------------------------------------------------------------------------------------------
                                                                         $         0        $         0           $         0

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

  -----------------------------------------------
  CASE  NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-2
  -----------------------------------------------

  -----------------------------------------------
  CASE  NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
  -----------------------------------------------

  ------------------------------------------
  INCOME STATEMENT
  -------------------------------------------------------------------------------------------------------------------------------
                                                       MONTH                MONTH               MONTH                QUARTER
                                            ---------------------------------------------------------------
  REVENUES                                            JULY, 2001         AUGUST, 2001      SEPTEMBER, 2001            TOTAL
  -------------------------------------------------------------------------------------------------------------------------------
  1.      GROSS REVENUES                           $  14,077,707        $  12,753,521        $   6,444,605        $   33,275,833
  -------------------------------------------------------------------------------------------------------------------------------
  2.      LESS: RETURNS & DISCOUNTS                $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  3.      NET REVENUE                              $  14,077,707        $  12,753,521        $   6,444,605        $   33,275,833
  -------------------------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  -------------------------------------------------------------------------------------------------------------------------------
  4.      MATERIAL                                 $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  5.      DIRECT LABOR                             $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  6.      DIRECT OVERHEAD                          $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  7.      TOTAL COST OF GOODS SOLD                 $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  8.      GROSS PROFIT                             $  14,077,707        $  12,753,521        $   6,444,605        $   33,275,833
  -------------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  9.      OFFICER / INSIDER COMPENSATION           $      13,333        $      13,333        $      13,333        $       39,999
  -------------------------------------------------------------------------------------------------------------------------------
  10.     SELLING & MARKETING                      $       3,224        $       5,593        $       2,692        $       11,509
  -------------------------------------------------------------------------------------------------------------------------------
  11.     GENERAL & ADMINISTRATIVE                 $   2,522,721        $   4,800,582        $   1,659,555        $    8,982,858
  -------------------------------------------------------------------------------------------------------------------------------
  12.     RENT & LEASE                             $     317,964        $     277,128        $     256,560        $      851,652
  -------------------------------------------------------------------------------------------------------------------------------
  13.     OTHER (ATTACH LIST)                      $  17,121,236        $  12,040,636        $   9,167,706        $   38,329,578
  -------------------------------------------------------------------------------------------------------------------------------
  14.     TOTAL OPERATING EXPENSES                 $  19,978,478        $  17,137,272        $  11,099,846        $   48,215,596
  -------------------------------------------------------------------------------------------------------------------------------
  15.     INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                           ($5,900,771)         ($4,383,751)         ($4,655,241)         ($14,939,763)
  -------------------------------------------------------------------------------------------------------------------------------
  OTHER  INCOME & EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  16.     NON-OPERATING INCOME (ATT. LIST)              ($39,214)               ($420)             ($1,065)             ($40,699)
  -------------------------------------------------------------------------------------------------------------------------------
  17.     NON-OPERATING EXPENSE (ATT. LIST)        $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  18.     INTEREST EXPENSE                         $     335,802        $     380,505        $     374,240        $    1,090,547
  -------------------------------------------------------------------------------------------------------------------------------
  19.     DEPRECIATION / DEPLETION                 $      51,521        $      51,961        $      52,230        $      155,712
  -------------------------------------------------------------------------------------------------------------------------------
  20.     AMORTIZATION                             $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  21.     OTHER (ATTACH LIST)                      $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  22.     NET OTHER INCOME & EXPENSES              $     348,109        $     432,046        $     425,405        $    1,205,560
  -------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  23.     PROFESSIONAL FEES                        $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  24.     U.S. TRUSTEE FEES                        $           0        $           0        $         250        $          250
  -------------------------------------------------------------------------------------------------------------------------------
  25.     OTHER (ATTACH LIST)                      $           0        $           0        $           0        $            0
  -------------------------------------------------------------------------------------------------------------------------------
  26.     TOTAL REORGANIZATION EXPENSES            $           0        $           0        $         250        $          250
  -------------------------------------------------------------------------------------------------------------------------------
  27.     INCOME TAX                                 ($2,499,551)         ($1,926,319)         ($2,032,356)          ($6,458,226)
  -------------------------------------------------------------------------------------------------------------------------------
  28.     NET PROFIT (LOSS)                          ($3,749,329)         ($2,889,478)         ($3,048,540)          ($9,687,347)
  -------------------------------------------------------------------------------------------------------------------------------
                                                   $           0        $           0        $           0

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ---------------------------------------------
  CASE  NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-3
  ---------------------------------------------

  ---------------------------------------------
  CASE  NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
  ---------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                MONTH              MONTH              MONTH              QUARTER
                                           ----------------------------------------------------------
  DISBURSEMENTS                                     JULY, 2001       AUGUST, 2001    SEPTEMBER, 2001         TOTAL
  -----------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING  OF  MONTH                  ($13,805)      $     12,075       $     11,751            ($13,805)
  -----------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -----------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                              $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -----------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                             $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                            $  10,279,143       $  9,092,820       $  5,750,438       $  25,122,401
  -----------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                $  10,279,143       $  9,092,820       $  5,750,438       $  25,122,401
  -----------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -----------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)          $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                          $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                      ($10,253,263)       ($9,093,144)       ($5,750,438)       ($25,096,845)
  -----------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS             ($10,253,263)       ($9,093,144)       ($5,750,438)       ($25,096,845)
  -----------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                          $      25,880              ($324)      $          0       $      25,556
  -----------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                    $      12,075       $     11,751       $     11,751       $      11,751
  -----------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -----------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                             $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                      $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID           $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES               $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                               $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                               $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                     $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                        $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                  $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                           $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                   $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                             $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                     $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS           $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                       $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                       $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                     $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES           $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                     $           0       $          0       $          0       $           0
  -----------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                           $      25,880              ($324)      $          0       $      25,556
  -----------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                     $      12,075       $     11,751       $     11,751       $      11,751
  -----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ---------------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-4
    ---------------------------------------------

    ---------------------------------------------
    CASE NUMBER:  400-42145-BJH-11                        02/13/95, RWD, 2/96
    ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE             MONTH             MONTH                   MONTH
                                                             -----------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT            JULY, 2001       AUGUST, 2001          SEPTEMBER, 2001
------------------------------------------------------------------------------------------------------------------------
1.      0-30                                  $21,518,319        $17,197,076       $16,432,866               $11,960,956
------------------------------------------------------------------------------------------------------------------------
2.      31-60                                 $14,127,296        $   497,728       $   241,179               $ 1,858,715
------------------------------------------------------------------------------------------------------------------------
3.      61-90                                 $ 2,070,404        $   151,761       $   295,180               $   150,121
------------------------------------------------------------------------------------------------------------------------
4.      91+                                   $ 3,598,876        $ 2,883,437       $ 2,882,022               $ 2,882,602
------------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE             $41,314,895        $20,730,002       $19,851,247               $16,852,394
------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNT  RECEIVABLE (NET)             $41,314,895        $20,730,002       $19,851,247               $16,852,394
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                          MONTH: SEPTEMBER, 2001
                                                                                         -------------------------------
------------------------------------------------------------------------------------------------------------------------
                                         0-30               31-60           61-90               91+
TAXES PAYABLE                            DAYS               DAYS            DAYS               DAYS              TOTAL
------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                         $285,852                                                                $285,852
------------------------------------------------------------------------------------------------------------------------
2.      STATE                                                                                                   $      0
------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                                                                                   $      0
------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                                                                                     $      0
------------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE             $285,852           $     0         $     0            $     0           $285,852
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                $327,420           $15,962         $17,191            $67,283           $427,856
------------------------------------------------------------------------------------------------------------------------

                                                                                                                $      0

------------------------------------------------

STATUS OF POSTPETITION TAXES                                                      MONTH: SEPTEMBER, 2001
                                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                               BEGINNING                AMOUNT                                  ENDING
                                                  TAX                WITHHELD AND/           AMOUNT              TAX
FEDERAL                                        LIABILITY*             OR ACCRUED              PAID             IABILITY
-----------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                          $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                        $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                        $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                           $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
5.      INCOME                                 $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                    $749,994              $285,852                $749,994          $285,852
-----------------------------------------------------------------------------------------------------------------------
7.      TOTAl FEDERAL TAXES                    $749,994              $285,852                $749,994          $285,852
-----------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                            $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
9.      SALES                                  $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                 $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                           $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                          $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                      $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                    $      0                                                        $      0
-----------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                    $      0              $      0                      $0          $      0
-----------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                            $749,994              $285,852                $749,994          $285,852
-----------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                               Monthly Operating Report

    ------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC        ACCRUAL BASIS-5
    ------------------------------------

    ------------------------------------
    CASE NUMBER: 400-42145-BJH-11              02/13/95, RWD, 2/96
    ------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                  MONTH: SEPTEMBER, 2001
                                                                                       --------------------------------------
    -------------------------------------------
    BANK  RECONCILIATIONS
                                                    Account #1           Account #2       Account #3
    -------------------------------------------------------------------------------------------------------------------------
    A.        BANK:                             Bank One
    -----------------------------------------------------------------------------------------------------
    B.        ACCOUNT NUMBER:                            1559691298                                             TOTAL
    -----------------------------------------------------------------------------------------------------
    C.        PURPOSE (TYPE):                   Operations Account
    -------------------------------------------------------------------------------------------------------------------------
    1.      BALANCE PER BANK STATEMENT                           $0                                                       $0
    -------------------------------------------------------------------------------------------------------------------------
    2.      ADD: TOTAL DEPOSITS NOT CREDITED                     $0                                                       $0
    -------------------------------------------------------------------------------------------------------------------------
    3.      SUBTRACT: OUTSTANDING CHECKS                         $0                                                       $0
    -------------------------------------------------------------------------------------------------------------------------
    4.      OTHER RECONCILING ITEMS                          $3,251                                                   $3,251
    -------------------------------------------------------------------------------------------------------------------------
    5.      MONTH END BALANCE PER BOOKS                      $3,251                  $0                $0             $3,251
    -------------------------------------------------------------------------------------------------------------------------
    6.      NUMBER OF LAST CHECK WRITTEN
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------
    INVESTMENT ACCOUNTS

    -------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                 TYPE OF      PURCHASE            CURRENT
    BANK, ACCOUNT NAME & NUMBER                     PURCHASE               INSTRUMENT       PRICE              VALUE
    -------------------------------------------------------------------------------------------------------------------------
    7.      N/A
    -------------------------------------------------------------------------------------------------------------------------
    8.
    -------------------------------------------------------------------------------------------------------------------------
    9.
    -------------------------------------------------------------------------------------------------------------------------
    10.
    -------------------------------------------------------------------------------------------------------------------------
    11.     TOTAL  INVESTMENTS                                                                         $0                 $0
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------
    CASH

    -------------------------------------------------------------------------------------------------------------------------
    12.     CURRENCY ON HAND                                                                                          $8,500
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
    13.     TOTAL  CASH  -  END  OF MONTH                                                                            $11,751
    -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------
                                                       Monthly Operating Report

       ------------------------------------------------
       CASE  NAME:  KITTY HAWK CARGO, INC                  ACCRUAL BASIS-6
       ------------------------------------------------

       ------------------------------------------------
       CASE  NUMBER: 400-42145-BJH-11                  02/13/95, RWD, 2/96
       ------------------------------------------------

                                                       MONTH:  SEPTEMBER, 2001

       ------------------------------------------------
       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
       ------------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -----------------------------------------------------------------------
                                    INSIDERS

       -----------------------------------------------------------------------
                                          TYPE OF       AMOUNT     TOTAL PAID
                     NAME                 PAYMENT        PAID        TO DATE
       ----------------------------------------------------------------------
       1.   Toby Skaar           Salary                 $13,333     $298,165
       ----------------------------------------------------------------------
       2.

       ----------------------------------------------------------------------
       3.

       ----------------------------------------------------------------------
       4.

       ----------------------------------------------------------------------
       5.

       ----------------------------------------------------------------------
       6.   TOTAL  PAYMENTS
            TO  INSIDERS                                $13,333     $298,165
       ----------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------------
                                                         PROFESSIONALS

       --------------------------------------------------------------------------------------------------------------------
                                             DATE OF COURT                                                   TOTAL
                                           ORDER AUTHORIZING           AMOUNT      AMOUNT     TOTAL PAID    INCURRED
                          NAME                  PAYMENT               APPROVED      PAID        TO DATE    & UNPAID *
       --------------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
       --------------------------------------------------------------------------------------------------------------------
       2.

       --------------------------------------------------------------------------------------------------------------------
       3.

       --------------------------------------------------------------------------------------------------------------------
       4.

       --------------------------------------------------------------------------------------------------------------------
       5.

       --------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                           $0          $0           $0           $0
       --------------------------------------------------------------------------------------------------------------------

       *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------
                                                              SCHEDULED       AMOUNTS
                                                               MONTHLY         PAID          TOTAL
                                                              PAYMENTS        DURING        UNPAID
                          NAME OF CREDITOR                      DUE           MONTH     POSTPETITION
       ---------------------------------------------------------------------------------------------
       1.  National City Bank & Ft Wayne - Allen County       $184,377       $184,377            $0
       ---------------------------------------------------------------------------------------------
       2.  Ridgely - City of Philadelphia - PHL                $26,274        $26,274            $0
       ---------------------------------------------------------------------------------------------
       3.  Continental Airlines - EWR                          $21,762        $21,762            $0
       ---------------------------------------------------------------------------------------------
       4.  City of Los Angeles - LAX                            $5,334         $5,334            $0
       ---------------------------------------------------------------------------------------------
       5.  Airport Group Int'l - ATL                           $11,200        $11,200            $0
       ---------------------------------------------------------------------------------------------
       6.  TOTAL                                              $248,947       $248,947            $0
       ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     ---------------------------------------------
     CASE NAME:  KITTY HAWK CARGO, INC                  ACCRUAL BASIS-7
     ---------------------------------------------

     ---------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
     ---------------------------------------------

                                                     MONTH: SEPTEMBER, 2001
                                                            -------------------

     ----------------------------------
     QUESTIONNAIRE

     -----------------------------------------------------------------------------------------------------------------------
                                                                                                 YES               NO
     -----------------------------------------------------------------------------------------------------------------------
     1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE                                       X
          OF BUSINESS THIS REPORTING PERIOD?
     -----------------------------------------------------------------------------------------------------------------------
     2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR                                       X
          IN POSSESSION ACCOUNT?
     -----------------------------------------------------------------------------------------------------------------------
     3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE                                         X
          FROM RELATED PARTIES?
     -----------------------------------------------------------------------------------------------------------------------
     4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS                                              X
          PREPORTING ERIOD?
     -----------------------------------------------------------------------------------------------------------------------
     5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY                                         X
          PARTY?
     -----------------------------------------------------------------------------------------------------------------------
     6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                             X
     -----------------------------------------------------------------------------------------------------------------------
     7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                             X
     -----------------------------------------------------------------------------------------------------------------------
     8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                         X
     -----------------------------------------------------------------------------------------------------------------------
     9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                               X
     -----------------------------------------------------------------------------------------------------------------------
     10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                               X
     -----------------------------------------------------------------------------------------------------------------------
     11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                        X
     -----------------------------------------------------------------------------------------------------------------------
     12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
     -----------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     -----------------------------------
     INSURANCE
     -----------------------------------------------------------------------------------------------------------------------
                                                                                                 YES               NO
     -----------------------------------------------------------------------------------------------------------------------
     1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                  X
          NECESSARY INSURANCE COVERAGES IN EFFECT?
     -----------------------------------------------------------------------------------------------------------------------
     2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                  X
     -----------------------------------------------------------------------------------------------------------------------
     3.   PLEASE ITEMIZE POLICIES BELOW.
     -----------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -----------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT PAYMENTS
     -----------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                                  PAYMENT AMOUNT
             POLICY                           CARRIER                   PERIOD COVERED                 & FREQUENCY
     -----------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    --------------------------------------------------
    CASE  NAME:  Kitty Hawk Cargo, Inc.                  FOOTNOTES SUPPLEMENT
    --------------------------------------------------

    --------------------------------------------------
    CASE  NUMBER: 400-42145-BJH-11                       ACCRUAL BASIS
    --------------------------------------------------

                                               MONTH:        SEPTEMBER, 2001
                                                     ---------------------------

    -----------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS        LINE
      FORM NUMBER        NUMBER                                  FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              6                      All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------------
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------------
                                       Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              7                      All insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------------
                                       400-42141.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              3             3        The current general ledger system is not able to provide a detail of
    -----------------------------------------------------------------------------------------------------------------------
                                        customer cash receipts segregated by prepetion accounts receivable
    -----------------------------------------------------------------------------------------------------------------------
                                        and post petition accounts receivable. Therefore, cash receipts
    -----------------------------------------------------------------------------------------------------------------------
                                        is provided in total for the month.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              3             8        All cash received into the Company cash accounts is swept
    -----------------------------------------------------------------------------------------------------------------------
                                        each night to Kitty Hawk, Inc. Master Account (see Case
    -----------------------------------------------------------------------------------------------------------------------
                                        #400-42141).
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              3             31       All disbursements (either by wire transfer or check), including payroll are
    -----------------------------------------------------------------------------------------------------------------------
                                        disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -----------------------------------------------------------------------------------------------------------------------
                                        account.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              4             6        All assessment of uncollectible accounts receivable are done
    -----------------------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -----------------------------------------------------------------------------------------------------------------------
                                        are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -----------------------------------------------------------------------------------------------------------------------
                                        as deemed necessary.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              4             7        The A/R aging does not reconcile to the general ledger due to historical
    -----------------------------------------------------------------------------------------------------------------------
                                        system problems.  In addition, A/R aging is for Trade A/R only.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              4             6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
    -----------------------------------------------------------------------------------------------------------------------
                                        transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    -----------------------------------------------------------------------------------------------------------------------
                                        aging and invoices on Kitty Hawk Cargo Aging. Company is working on
    -----------------------------------------------------------------------------------------------------------------------
                                        clearing these items.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              4             1        Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
    -----------------------------------------------------------------------------------------------------------------------
                                        Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              6          Insiders    Payments to insiders include a portion of the Court approved retention
    -----------------------------------------------------------------------------------------------------------------------
                                        payments in the month of January.
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              6           Leases     EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                      SEPTEMBER, 2001


ACCRUAL BASIS-1

 8. OTHER (ATTACH LIST)                               $           10,694,153 Reported
                                                      -----------------------
       Net of all I/C Accts Receivable/Payable                     7,698,251
       Intangibles - Other                                           154,458
       Note Receivable - AFL                                       2,499,195
       Deposits                                                      342,249
                                                      -----------------------
                                                                  10,694,153 Detail
                                                      -----------------------
                                                                           - Difference
                                                      -----------------------


22. OTHER (ATTACH LIST)                               $          (16,142,137)Reported
                                                      -----------------------
       Accrued Liabilities                                         1,434,407
       Accrued Salaries & PR Taxes                                         -
       Less:  FET Taxes Payable (Line 18)                            285,852
       Post-petition Fed Inc Tax                                 (17,862,396)
                                                      -----------------------
          *** FET recorded in Taxes Payable                      (16,142,137)Detail
                                                      -----------------------
                                                                           - Difference
                                                      -----------------------


27. OTHER (ATTACH LIST)                               $            4,954,286 Reported
                                                      -----------------------
       Pre-petition Fed Inc Tax                                    4,018,643
       Pre-petition Deposits                                         479,840
       Pre-petition Taxes Other                                            -
       Pre-petition Accrued Liabilities                              455,803
                                                      -----------------------
                                                                   4,954,286 Detail
                                                      -----------------------
                                                                           - Difference
                                                      -----------------------


ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                               $            9,167,706 Reported
                                                      -----------------------
         Aircraft Costs                                              334,079
         I/C Aircraft Costs (KHA)                                  5,125,963
         KHC Ground Handling (Operations Payroll)                    613,495
         Outstation Ground Handling                                  741,352
         Trucking Costs                                              368,703
         Fuel                                                      1,903,680
         Contract Labor                                                    -
         Other                                                        80,434
                                                      -----------------------
                                                                   9,167,706 Detail
                                                      -----------------------
                                                                           - Difference

ACCRUAL BASIS-3

 8. OTHER (ATTACH LIST)                                           (5,750,438)Reported
                                                      -----------------------
       Transfer to Inc - all money sweeps                         (5,750,438)Detail
                                                      -----------------------
         to KH Inc. Case #400-42141                                        - Difference
                                                      -----------------------


ACCRUAL BASIS-4

 6. OTHER (ATTACH LIST)                                            1,035,846 Reported
                                                      -----------------------
       FET (720) 8/01-15/01 Pd 9/12                                  364,628
       FET (720) 8/16-31/01 Pd 9/26                                  371,672
       FET (720) 9/01-11/01 Pd 9/28                                  128,667
       FET (720) Refunds - Reconciling Items                          13,694
       FET (720) 9/12-30/01                                          285,852
                                                      -----------------------
                                                                   1,164,513 Detail
                                                      -----------------------
                                                                           - Difference
                                                      -----------------------